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 B A R O N
 C A P I T A L
 F U N D S


PERFORMANCE...................................................................1

BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY................................5

MANAGEMENT'S DISCUSSION AND ANALYSIS..........................................8

MANAGEMENT OF THE FUND.......................................................18








767 Fifth Avenue
NY, NY 10153
212.583.2100
1.800.99.BARON
BaronFunds.com


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 BARON CAPITAL ASSET FUND
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ANNUAL REPORT                                                  DECEMBER 31, 2002



DEAR BARON CAPITAL
ASSET FUND
SHAREHOLDER:
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PERFORMANCE*

Baron Capital Asset Fund's performance since its inception on October 1, 1998, has been strong, both absolutely and relative to the market. The Fund has gained 68.9% (13.1% per year) since the Fund's inception through December 31, 2002. This compares to a gain of 11.5% (2.6% per year) for the Russell 2000 and a loss of 13.1% (-3.3% per year) for the Russell 2000 growth index.

Baron Capital Asset Fund's absolute performance in the year ended December was not good, -14.2%, but its relative performance was strong. The Fund outperformed the Russell 2000 by 6.3 percentage points and the Russell 2000 growth index by over 16 percentage points as the average small cap growth fund, according to Morningstar, lost 28.6% for the year.

"IT IS VERY DIFFICULT TO MAKE PREDICTIONS, ESPECIALLY ABOUT THE FUTURE," ALBERT EINSTEIN AND YOGI BERRA, AMONG OTHERS, REMARKED AT DIFFERENT TIMES.

George Leader was the former Governor of Pennsylvania and one of the individuals under consideration to become John Kennedy's vice-presidential running mate in 1960 before Lyndon Johnson got the nod. I met George in 1977 after he and his wife, MaryAnn, had long since retired from politics. George had founded and was then chairman of Pennsylvania Enterprises, a holding company that owned a non-descript trucking company and an unusually attractive Pennsylvania nursing home business. I soon afterwards invested nearly my entire net worth in George's business (I was young and didn't have much of a net worth) ... which by 1980 had increased in value about 15-20 fold when it was sold first to Cenco and then to Manor Care. The profits from my investment in George's company allowed me to start my business, Baron Capital, in 1982. George later became one of the first trustees of Baron Asset Fund when it was formed in 1987.

Although I hadn't spoken with George for years, I immediately recognized his voice when he called me in November. When I was an investor in his business, I am certain I spoke with him more often than with nearly anyone except my wife, of course. George and his son Michael often claimed they taught me all that I know about the nursing home business ... which they probably did ...

"Hi, Ron." "George! How are you? You don't sound any older. How old are you? How is your family? What are you doing?" "I'm 82. I'm great and so is MaryAnn. I've just sold my assisted living business to Michael. And, I've just started another assisted living business in Pennsylvania." "You're 82 and you've just sold your business to your son and now you're starting another business to compete with him? Is he o.k. with that? Did Michael forget to get a non- compete?" "Well, I won't build any homes within ten miles of his." "George, in Pennsylvania, ten miles is like next door."

Which reminded me of a story I had read in a Warren Buffett annual report. Ninety year old Rose Blumkin was feuding with her two sixty plus year old sons about the Omaha furniture

---------------
* The inception date for the Insurance class shares was October 1, 1998. Performance results for the retirement class can be found in the financial highlights table on page 16 of this report.

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       BARON               CAPITAL              ASSET               FUND
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retailer  Rose had  founded  and the sons  wanted  to sell  while  Rose did not.
Buffett had heard about the family discord, had been shopping in Rose's store for his entire life, and offered to purchase the business for cash to end the dispute. Rose accepted Warren's offer, took the cash, purchased property across the street and started a competitive store. "Who knew that I should have asked for a non-compete from a ninety year old? The worst business decision I've made in a long time," Warren later complained with trademark good humor. He then bought Rose's new business, got her to sign a non-compete this time and made Rose the t.v. spokesperson for the stores. "Unfortunately," Warren relayed, "Rose, despite immigrating to America sixty years ago from Russia, never lost her deeply accented Russian-Yiddish dialect and no one could understand what she was saying! We had to use subtitles on the advertisements ... which worked well until she passed away at 102."

You learn as a freshman in law school about contracts and how easy their terms are to avoid if that is the intent of one of the parties. If the person from whom you've acquired a business can easily compete against you ... regardless of his or her age ... that would certainly seem to make the business you've just bought worth less.

To be a successful analyst or investor, you've got to not just discover fast growing businesses at attractive prices, you've got to think about all sorts of risks that are not easy to predict and take them into account. Competition from individuals who sell you his business is just one of them. And then you've got to invest or recommend investing when many think it's not a wise time to do so.

"DON'T BUY UNTIL THE STREETS RUN RED WITH BLOOD ...."

In the mid-1800s, Baron Rothschild, one of the wealthiest individuals in Europe, received a wire in London from his Paris staff. Rothschild's bank executives reported that share prices on the French bourse were falling sharply, the result of soldiers fighting nearby, and requested permission to purchase stock ...
"Don't buy until the streets run red with blood," Rothschild wired back. Following a nearly three year bear market in United States'equity markets, we think many stocks are now cheap based upon either their present earnings or projected earnings in a few years for growing or recovering businesses. And, they may be trading as though the very worst had already occurred. Regardless, traders focused on a war with Iraq, as Baron Rothschild was focused on the war in France nearly 200 years ago have become short-term disaster focused. But, few, obviously, are so capable that their judgements could be compared to Baron Rothschild's. Morty Schaja, our firm's president, recently explained to a client that ten years ago our firm "added value" by trying to find investments that others overlooked ... smaller, fast growing businesses below the radar screen of most. Today, we're continuing to focus on smaller and mid-sized growth businesses that we believe most brokerage firms find unprofitable to follow since they cannot justify the man- or woman-hours that must be invested to learn about and understand these businesses relative to their potential to generate commissions or fees. In addition, we're adding value by having a different time horizon, i.e. long term vs. the next tick, than most others. "In the long term we're dead," was 18th century economist Adam Smith's fearless forecast. Which so many investors appear to have taken to heart that, in my normally optimistic mindset, I believe even more opportunities than usual abound.

-----------------------------------     -----------------------------------     -----------------------------------
                                        ANNUALIZED PERFORMANCE                  CUMULATIVE PERFORMANCE SINCE
PERFORMANCE FOR THE YEAR                FOR THE THREE YEARS ENDED               INCEPTION OCTOBER 1, 1998
ENDED DECEMBER 31, 2002                 DECEMBER 31, 2002                       THROUGH DECEMBER 31, 2002
   -14.2%         -22.2%    -20.5%          -2.1%         -14.6%     -7.5%          68.9%         -8.5%      11.5%

BARON CAPITAL     S&P       RUSSELL     BARON CAPITAL     S&P       RUSSELL     BARON CAPITAL     S&P       RUSSELL
 ASSET FUND*      500**     2000**       ASSET FUND*      500**     2000**       ASSET FUND*      500**     2000**
-----------------------------------     -----------------------------------     -----------------------------------

* THE PERFORMANCE DATA IN THE GRAPHS DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS, OR THE REDEMPTION OF FUND SHARES.

** THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL; THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

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       BARON               CAPITAL              ASSET               FUND
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"THE RESEARCH ANALYSTS WHO FOLLOW OUR COMPANY THINK THEY'RE HEDGE FUND
MANAGERS ..."

That was the complaint of an executive who visited us recently as we were beginning our "due diligence" on his business. A brokerage analyst had just "downgraded" his company's share price to "fully valued" at $18 while maintaining it as a "buy" at $14. Three years ago the share price of this company reached $80 when analysts' recommendations were uniformly favorable following its initial public offering ...

The December 9, 2002 issue of BUSINESS WEEK reported a recent university study that which found brokerage analysts' lowest rated stocks during 2000-2001
                             ---------
outperformed their highest rated stocks by 20 percentage points per year! Which results may be an anomaly but, at least during that period, clearly show the "momentum" oriented research that had worked well for the prior few years no longer did.

According to Chicago's Zack's Investment Research, brokerage firm "sell" recommendations have recently reached their highest level since the late 1980s following the 1987 "crash." Which seems especially interesting since these
---------
negative recommendations are being made AFTER about $7 trillion market value of equity securities has melted away during the past three years and we are now slowly recovering from recession!

A principle upon which our firm was founded was reliance upon our own, independent research to best judge both management capabilities and business prospects. Still, we believe much of the industry information, statistics, and spreadsheets prepared by "sell side", shortcut our analysts' and portfolio managers' work. It's just the analyst "buy" and "sell" recommendations based upon a current quarter's earnings that we find of little value. Along with the very short term trading focus. This contrasts with trying to understand the nitty gritty of how a business operates, its competitive advantages, its long term opportunities and trying to value those prospects. Which, we believe, effectively makes the case for investors to "investigate before you invest" ... as the New York Stock Exchange so effectively advertised when I was just beginning my career.

"...STOCK PRICES RISE OR FALL NOT BECAUSE EARNINGS CHANGE...BUT BECAUSE MULTIPLES CHANGE..." TONY TABELL, 1970.

We are all captives of our times. When Tony, who was my boss at the time, gave me that advice in my first securities analyst job in 1970, we were four years into a sixteen-year period when the Dow Jones Industrial Average traded back and forth between 600 and 1000. Tony believed in investing in cyclical growth businesses when they were cheap and selling them when their earnings rebounded and they became "dear." That advice worked well for sixteen years. But, as I've written before, while following it for several years allowed me to earn very good returns, it also caused me to settle for doubles and triples and miss what became 50 to 100 baggers like Hyatt, Fed Ex, Mattel, Disney and McDonalds.

During the past five years, and especially during the past three years, significant "multiple compression" has depressed the share prices of stocks. Despite falling interest rates which, in theory, make earnings growth more valuable. As a result, many growth stocks now sell at what we believe are value prices. Businesses whose earnings have doubled during the past five years have just about managed to hold their share price; if their earnings have been flat, their share prices have often been halved; and, if their earnings have fallen during the period, their share prices have collapsed. Only the rare businesses that have significantly more than doubled earnings during the past five years like ChoicePoint, Apollo, Education Management, The Cheesecake Factory and Krispy Kreme Donuts have been accorded increased valuations by investors.

Polo Ralph Lauren's earnings per share have grown from $.89 in 1997 to an estimated nearly $2.00 per share in 2003 while we believe its balance sheet and management have been strengthened and foreign expansion prospects have become more visible. Polo's share price has fallen modestly during the period as its p/e multiple has contracted from 30x to 10x.

Vail Resorts became a public business five years ago valued at 11x its then $89 million annual cash flow. It is currently valued for a little more than 5.5x its current $140 million annual cash flow and its share price is lower now than then. This although it is beginning a major redevelopment of Vail Village that we believe should provide developer profits and boost recurring income from lift tickets and mountain services significantly.

Ethan Allen's income per share has more than doubled during the past five years. Its share price is about unchanged. It currently sells for about 11x its next twelve months' earnings per share although its prospects for sourcing furniture from low cost China as well as expansion in that large market have become increasingly visible.

Choice Hotels' income per share has increased more than 150% since 1997. This franchiser of moderate priced motels has repurchased more than a third of its outstanding shares over the period. Its share price has increased 10-15% since 1997 and it now sells for about 12x its estimated 2003 income. We think the company could continue to increase its earnings at least 10-15% per year for the next several years.

Dollar Tree's earnings per share have also increased more than 150% since 1997. Despite an opportunity to nearly triple its 2200 very profitable stores, earning nearly their entire investment in their first year, and improving its margins 205, its shares sell for about 12.5x 2003 income. The shares have increased in price 10-15% over the past five years.

Manor Care's earnings, as it has restructured its business to provide cost effective healthcare for the acutely ill, as opposed to principally residential services for the elderly five years ago, have

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advanced modestly in the past five years. Its share price has fallen in half. It now sells for about 12x 2003 earnings, and we think it probably has an opportunity to double its earnings over the next five years.

Kerzner International earnings have been penalized by significant spending on growth initiatives and have advanced modestly during the past five years despite significant investment during that period in its properties. Its share price has fallen about in half during this period and now sells for a little more than 10x 2003 earnings although we believe it could double its earnings within five years.

Although our very rapidly growing businesses have increased in price significantly during the past five years, their share prices have not grown as rapidly as their earnings, they are selling now at historically reasonable prices and offer what we believe are opportunities to continue to increase their earnings very rapidly.

Apollo's earnings per share have increased more than sixfold in the past five years, its 90% owned University of Phoenis On-line even more, as Apollo's student enrollments continue to rapidly expand and tuition rate increase are implemented. Apollo's share price has about quadrupled over the period. ChoicePoint's earnings during the past five years have about tripled as has its stock price. Demand for information about individuals from this company's unique database by insurance companies, businesses and government has increased strongly as we all recognize the need for greater security. Education Management's earnings have about tripled during the past five years as its student enrollments continue to grow and tuitions are increased. Its share price has about doubled. Krispy Kreme Donuts has increased its earnings about five times since its initial public offering in 2000. Its share price has about doubled. The Cheesecake Factory has about quadrupled its earnings in the past five years while its share price has about tripled.

During the past century stocks have, in general, traded between 10x and 20x earnings whether there has been prosperity, war, depression, inflation, soaring or crashing gold prices, soaring or crashing oil prices, Presidential impeachments or just about anything else. With stock multiples halved in the past five years, we believe it is now generally pretty easy to find growing businesses valued by investors for 7x, 8x, 10x and 12x earnings or 5x or 6x cash flows. The more rapidly growing businesses we favor at 20x projected 2003 income, historically bargain prices for very fast growth. We think it likely that during the next several years you will read about many successful investments made at current prices that have increased significantly after their earnings and multiples have both doubled. This is despite my belief that we are unlikely to return to the indiscriminately high valuations of the recent past for years and years.

"WHETHER YOU THINK YOU CAN OR WHETHER YOU THINK YOU CAN'T...YOU'RE PROBABLY RIGHT!"

Although we are no fan of the 20th century industrialist who made this comment, we certainly agree with his assessment that confidence impacts an individual's performance. We think the affect of confidence upon businesses' performance is as important. During the past few years, executives have not seen significant economic recovery materialize and this year are planning to improve profitability with little revenue growth. This means fewer people, flat capital spending and flat costs. Company after company to whom we speak is carefully scrutinizing capital budgets and hiring. And, has little appetite even for projects like special targeted sales promotions that offer two and three times paybacks in just months! Spending restraints, coupled with hiring freezes, and layoffs to improve profits have the perverse but predictable affect of slowing our recovery.

Mid-twentieth century, Henry Ford was showing Walter Reuther, the President of the United Auto Workers Union, through Ford's most recently built and most highly automated factory. "Mr. Reuther, we are making so much progress automating the manufacture of Ford automobiles that soon we won't need any of your workers in our plants." "Mr. Ford," Mr. Reuther replied, "just whom do you then expect to purchase your automobiles?"

Baron Capital Asset Fund invests principally in smaller companies we think can grow significantly even if our economy does not. These businesses are principally ones that we think will benefit from long lasting "mega-trends" like increased demand for education, healthcare, security insurance and data base marketing; expansion of gaming into new jurisdictions; tort reform; and greater use of technology to improve productivity and boost revenues. Education, since in a technology-based society we need to be educated to be secure in our jobs and better provide for our families. Efficient providers of healthcare, since it's 13% of our economy and growing faster than the economy. This as our citizens are demanding universal care and insurance for prescription drugs; and the segment of our citizenry that uses the most healthcare services, the elderly, is our most rapidly growing population segment. The need for more and better security for our citizens and businesses could not be more obvious. The expansion of gaming is a way states can narrow their budget deficits. Tort reform is a necessity for many businesses and a part of the political agenda that seems likely to achieve increasing success. Technology to improve productivity and boost revenues is cheap and getting cheaper. Due to many factors, not the least the disaster of eighteen months ago, insurance rates and profits are likely to grow strongly for at least several years.

Baron Capital Asset Fund has also invested in several businesses that have been affected by slower economic growth. Travel and vacations are a huge part of both our economy and lifestyles and, although their long term growth has been substantial, this is one of the few years that for obvious reasons, the sector has lagged. We do not expect this to continue. Nor do we expect retail sales to lag for long. America is a nation of consumers. Retail strategies that offer quality, value and service should again flourish. We have also invested in businesses that we think will benefit as spending, like targeted marketing to boost revenues increases.

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       BARON               CAPITAL              ASSET               FUND
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With the  "multiple  contraction"  of the last five years,  on average  earnings multiples have fallen by about half during this period, and we are currently able to invest in many growth businesses at what we think are value prices.

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BARON CAPITAL ASSET FUND'S INVESTMENT STRATEGY:

Baron Capital Asset Fund invests in fast-growing, small, non-tech businesses with what we believe are sustainable competitive advantages ... at attractive prices ... for the long term ... that we identify through our own research.

Valuation is important ... and it always has been.

We invest in what we think are growing businesses. We won't invest in a business that isn't growing just because it's cheap. But we also won't invest in a business with a tremendous growth opportunity if its valuation, in our opinion, already discounts great success. That was the problem with so many internet investments. Great opportunities. But, the valuations were already huge and were based upon the assumption that these businesses had already achieved great success.

We think our research and long term investment horizon provide us with competitive advantage.

When we believe a big opportunity, great executives and attractive fundamentals, including valuation, are all present, we invest for the long term. Long term, to us, means years and years ... not quarters, months, weeks or days, so that if the business is successful, our Fund should profit accordingly. Most mutual funds have annual portfolio turnover of over 100%, i.e., they sell their entire portfolio and replace it more than once a year, Baron Capital Asset Fund's portfolio turnover over its short life is significantly less. We believe this allows our Fund to participate in the long term growth experienced by our successful investments.

MORE THAN 2000 ATTEND ANNUAL BARON 2002 INVESTMENT CONFERENCE. SURPRISE ENTERTAINER STEVIE WONDER WOWS WITH SMILES, ROCK AND INCREDIBLE PERSONALITY.

Baron Funds held its eleventh annual shareholder "kick the tires" investment conference on October 18, 2002 in New York City. Shareholders traveled from 46 states to be with us this year, including four from distant Hawaii. We continue to be disappointed, however, that no shareholders from Alaska have ever shown up. Numerous articles in business publications and mutual fund magazines reported about the conference. I thought rather than me telling you what it was like, I'd let MORNINGSTAR.COM and THE NEW YORK TIMES do it for us.

MORNINGSTAR.COM REPORTED ABOUT THIS YEAR'S CONFERENCE IN AN ARTICLE BY CHRIS TRAULSEN DATED OCTOBER 22, 2002.

"Who knew? Apparently, Ron Baron is a big Stevie Wonder fan.

"But we digress. Baron's firm, Baron Capital, held its annual shareholder conference in New York City Friday. That's right--an annual shareholder conference. If you've never heard of a fund company hosting such an event before, you're probably not alone. Many large fund companies routinely provide only the minimum disclosure required by law, and would never dream of holding a conference for the owners of their funds. Thankfully, Baron and other boutiques such as Longleaf Partners, Liberty Acorn, and Third Avenue buck that trend. Baron provides more-frequent disclosure than required, with detailed commentary, and for the past 11 years, has hosted conferences where shareholders of its funds can participate in Q&A sessions with portfolio managers and CEOs of portfolio holdings.

"The managers are worth listening to: While other growth-funds have had their collective hats handed to them by the bear market, Baron's funds have put up peer-topping showings. Cliff Greenberg's Baron Small Cap (BSCFX) is down 9% this year, but only three small-growth funds have fared better. It was also up 5% in 2001, beating its average peer by 13 percentage points. Analysts pick Baron Growth (BGRFX) and Baron Asset (BARAX), both run by Ron Baron, have also outpaced their rivals by huge margins during the bear market.

"Still Bullish ... Bulls are exceedingly rare creatures on Wall Street these days, but Ron Baron is one of them. He argued Friday that despite the considerable uncertainty about the health of the economy and war with Iraq, stocks are cheap. He said he'd told his analysts, `You ought to be so excited that you can't sleep.'

"Baron, however, drew a clear distinction between being bullish on stocks' long-term potential and their near-term prospects. "This doesn't mean that you'll make a lot of money right away, but over time, stock prices do reflect earnings growth.

"Growth Opportunities Abound ... Baron says he's still finding companies that offer great growth prospects, despite the economic downturn. He noted that rapidly growing areas such as education, security, health care, and local entertainment were fertile grounds for his firm. Specific companies he cited included University of Phoenix Online (UOPX), which he said was growing its enrollment at 70% per year; Krispy Kreme (KKD), which he thinks has tremendous growth potential through adding new stores and moving into coffee and food-service; and database operator ChoicePoint (CPS).

"One area that doesn't appeal to Baron is technology. That may seem obvious now, but Baron has avoided tech stocks for most of his career, including the bull market of the late 1990s. Why? In a nutshell, says Baron, `They're cyclical businesses with unsustainable competitive advantages.'

"My Company Will Rule the World ... Or at least, that's the impression one might have gotten from the CEOs who showed up to discuss their businesses at the conference.

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"Farooq  Kathwari  of Ethan  Allen  (ETH)  described  his efforts to broaden his firm's appeal by moving beyond its colonial-heritage roots. He described new styles of furniture, and an upcoming makeover of Ethan Allen's retail stores. He also noted the fact that Ethan Allen produced its own furniture was a major competitive advantage, and said the firm had sharply reduced its warehousing and distribution costs.

"Donald Steen of United Surgical Partners (USPI) spoke next, and described his firm's plan to grow by running outpatient surgical centers in partnership with hospitals. He noted two trends in his favor: In 1981, only 15% of surgeries were done on an outpatient basis, and 94% of those were done in hospitals. By 2001, 70% of surgeries were being done on an outpatient basis, and 28% of those were being performed in surgical centers such as his firm's. Steen thinks that 50% of outpatient surgeries will eventually be done in surgical centers.

"Charles River Labs' (CRL) James Foster said his company, which supplies specialized rats to the drug-testing industry, was well-positioned to benefit from the trend for major drug companies to outsource various components of drug testing. LIN Television (TVL) CEO Gary Chapman cited impressive figures, noting that LIN captures 70% of the television revenues in markets where it has at least two stations. He also pointed out that LIN generated same-station audience growth of 6.5% from May 1998 through May 2002--a period when only two competitors managed any growth at all. Chapman says the firm's focus on local news helped fuel growth, as did the company's practice of pairing established network stations with stations in the same market featuring younger, hipper fare.

"We Wonder ... As usual, Baron had a surprise entertainer to wrap up the conference. This year, it was Stevie Wonder. It was a nice touch (picture the mostly over-50 crowd grooving to "Superstition"), but the conference itself stands out as a model of shareholder friendliness. We doubt big shops would hold such confabs for owners of their funds, but they could at least get in the spirit. Providing more-frequent disclosure of fund holdings and frank discussions of performance and portfolio changes would be a decent start."

ON OCTOBER 20, 2002, THE NEW YORK TIMES REPORTED ABOUT OUR CONFERENCE IN AN ARTICLE TITLED "ONE SINGS. THE OTHER MANAGES."

"No matter how badly the stock market does, investors in Ronald Baron's mutual funds can count on him to give a good party. Once a year, Mr. Baron is host for a lavish shareholder conference, typically at the Grand Hyatt in Manhattan, featuring speeches by chief executives of companies whose shares are owned by the Baron funds. The real draw, though, is the entertainment Mr. Baron recruits each year (which he assures investors, he pays for out of his own pocket). In past years, Mr. Baron has brought in Billy Joel, Neil Diamond and Jerry Seinfeld. This year he presented Stevie Wonder but soon got a surprise. Mr. Wonder tried to get Mr. Baron to sing "You Are the Sunshine of My Life," a vintage Wonder hit. But, Mr. Baron, clearly flustered, gave up after a couple of lines. Guess he'll stick to managing money," concluded reporter Riva Atlas, clearly not aware of the enormous success achieved by mature rock n' roll artists on concert tours after just a little practice.

About the only thing these two reporters didn't comment on was Steve Wynn, Chairman of Wynn Resorts and former Chairman of Mirage Resorts. Steve was a scheduled speaker this year but was in the midst of a road show for an initial public offering for his company. His lawyers believed that Securities and Exchange Commission rules, strictly interpreted, prohibited such an appearance. Steve did stop by, however, for a few remarks and I made sure he was greeted by a blaring Elvis' "Viva Las Vegas" ... to which Steve remarked, "I knew Elvis Presley ... and he would have liked that very much." He then launched into ten minutes of extemporaneous remarks that a disinterested listener could only consider a paid commercial ... for us.

BARON 2003 INVESTMENT  CONFERENCE.  OCTOBER 3, 2003.  WALDORF ASTORIA,  NEW YORK
CITY.

The 12th Annual Baron Investment Conference will take place on October 3, 2003. The venue this year will be The Grand Ballroom of the Waldorf Astoria in New York City. Our shareholder meetings have taken place at New York's Grand Hyatt for the past four years. During the past three years, when more than 2000 of you have attended our annual meetings each year, despite valiant efforts by the Grand Hyatt staff, it has become increasingly difficult to fit our shareholders into The Grand Hyatt ballrooms. While the Hyatt service has been terrific and the food delicious, Thank you, Grand Hyatt, we are opting in 2003 for a somewhat larger facility. We have also changed more than our venue. Our conference will take place this year two weeks earlier than its usual mid- October date. October 3 was the only Friday available at the Waldorf in October. I guess the Waldorf hasn't learned yet about the New York hotel recession. We're giving you early notice to make sure we don't disrupt your other plans.

Thank you for investing in Baron Capital Asset Fund We will work hard to invest your savings within a philosophy and approach to investing that has served as well over a long period of time.

Sincerely,


/s/ Ronald Baron
------------------------------
Ronald Baron
Chairman & Portfolio Manager
February 12, 2003

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------

[LINE GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
 BARON CAPITAL ASSET FUND - INSURANCE SHARES IN RELATION TO THE RUSSELL 2000*



               Insurance      Russell
                Shares         2000
               ---------      --------
10/01/98       $10,000        $10,000
12/31/98        13,250         11,631
12/31/99        17,998         14,103
12/31/00        17,520         13,677
12/31/01        19,683         14,017
12/31/02        16,888         11,146

Information Presented by Fiscal Year as of December 31.

Past performance is not predictive of future performance.

* The Russell 2000 is an unmanaged index of small and mid-sized companies.






[LINE GRAPH]

           COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN
 BARON CAPITAL ASSET FUND - RETIREMENT SHARES IN RELATION TO THE RUSSELL 2000*


               Retirement      Russell
                 Shares         2000
               ----------      --------
11/25/98       $10,000         $10,000
12/31/98        10,995          10,652
12/31/99        14,958          12,916
12/31/00        14,596          12,526
12/31/01        16,431          12,837
12/31/02        14,122          10,208

Information Presented by Fiscal Year as of December 31.

Past performance is not predictive of future performance.

* The Russell 2000 is an unmanaged index of small and mid-sized companies.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

MANAGEMENT'S DISCUSSION AND ANALYSIS

--------------------------------------------------------------------------------

 Average Annual Total Return
 for the periods ended December 31, 2002
                                                                       Since
                                                                     Inception
                                                   One Year          10/1/1998
--------------------------------------------------------------------------------
 Insurance Shares                                   -14.2%             13.1%
 Russell 2000                                       -20.5%              2.6%

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

 Average Annual Total Return
 for the periods ended December 31, 2002
                                                                       Since
                                                                     Inception
                                                   One Year          11/25/98
--------------------------------------------------------------------------------
 Retirement Shares                                  -14.1%             8.8%
 Russell 2000                                       -20.5%             0.5%

--------------------------------------------------------------------------------


Baron Capital Asset Fund's performance in the year ended December 31, 2002 was mixed. On an absolute basis the Fund's performance was disappointing. The Fund performed significantly better than the Russell 2000, an index of small cap stocks and the S&P 500. The Fund lost 14.20% in the year ending December 31 versus a loss of 20.48% and a loss of 22.15% for the Russell 2000 and S&P 500 indices respectively. The Fund has significantly outperformed the Russell 2000 since its inception in October, 1998 (see graph).

The Fund's performance was not uniform across the year. The Fund experienced a gain in the first quarter, losses in the second and third quarters and was virtually unchanged in the fourth quarter. The Fund's relative performance was also not uniform across the year. In the first half of the year the Fund outperformed the Russell 2000 by 3.6 percentage points. While the market fell sharply in the third quarter, the Fund significantly outperformed the Russell 2000, -12.74% versus -21.40%. In the fourth quarter the fund lagged the Russell 2000 by 6.7 percentage points.

The Fund's performance was more uniform across sectors than in prior years. The Fund performed well with its investments in Health Care Services. The Fund performed poorly with its investments in Chemicals and experienced a significant negative impact with its investments in Business Services, Financial Services, Recreation & Resorts and Retail Stores.

In fiscal year 2003, the Fund will continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The attractive valuation levels that we perceive of companies within the small cap universe, and especially the businesses in which we have made investments, and the prospects for an improving economy with less uncertainty as the year progresses, leave us looking forward to a successful 2003.


-------------------------------------------------------------------------------
The graphs and tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions of fund shares.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


TABLE I (UNAUDITED)
--------------------------------------------------------------------------------
PORTFOLIO MARKET CAPITALIZATION
--------------------------------------------------------------------------------

The Fund invests primarily in small and medium sized companies. Table I ranks the Fund's investments by market capitalization and displays the percentage of the Fund's portfolio invested in each market capitalization category. At times the Fund will invest in companies with market capitalizations greater than $10 billion.

                                                    Equity
                                                  Market Cap           % of
Company                                         (in millions)       Net Assets
--------------------------------------------------------------------------------
                              Medium Capitalization
--------------------------------------------------------------------------------
Apollo Group, Inc., Cl A ......................     $7,691             2.1%
Weight Watchers Intl., Inc. ...................      4,881             1.1
ChoicePoint, Inc. .............................      3,390             4.3
University of Phoenix Online ..................      3,081             3.9
Dollar Tree Stores, Inc. ......................      2,805             1.9
Robert Half Intl., Inc. .......................      2,792             0.5
BlackRock, Inc., Cl A .........................      2,554             1.5
                                                                      ----
                                                                      15.3%


                              Small Capitalization
--------------------------------------------------------------------------------
Neuberger Berman, Inc. ........................     $2,337             0.5%
Polo Ralph Lauren Corp., Cl A .................      2,235             2.0
Fair, Isaac and Co., Inc. .....................      2,166             3.0
Krispy Kreme Doughnuts, Inc. ..................      1,898             2.9
The Cheesecake Factory, Inc. ..................      1,831             1.0
Manor Care, Inc.  .............................      1,793             1.7
Charles River Laboratories Intl., Inc. ........      1,737             2.9
JetBlue Airways Corp. .........................      1,714             0.9
Harte-Hanks, Inc. .............................      1,699             2.0
Getty Images, Inc. ............................      1,638             1.4
Chico's FAS, Inc. .............................      1,605             2.4
Radio One, Inc. ...............................      1,529             1.4
Extended Stay of America, Inc. ................      1,384             2.6
Petco Animal Supplies, Inc. ...................      1,344             1.1
Education Mgmt. Corp. .........................      1,326             1.5
Ethan Allen Interiors, Inc. ...................      1,298             2.0
LIN TV Corp., Cl A ............................      1,227             2.3
Hilb, Rogal & Hamilton Co. ....................      1,203             0.5
Entravision Comm. Corp., Cl A .................      1,196             0.2
LNR Property Corp. ............................      1,179             0.8
DeVry, Inc. ...................................      1,161             0.8
Jefferies Group, Inc. .........................      1,130             2.0
CTI Molecular Imaging, Inc. ...................      1,050             1.5
Wynn Resorts, Ltd. ............................      1,020             2.6
Panera Bread Co. ..............................      1,014             0.1
Catalina Marketing Corp. ......................      1,007             1.0
Linens `n Things, Inc. ........................        996             0.4
Arbitron, Inc. ................................        940             2.6
Four Seasons Hotels, Inc. .....................        978             2.2
Southern Union Co. ............................        917             1.7
Gabelli Asset Mgmt., Inc., Cl A ...............        905             0.6
Seacor Smit, Inc. .............................        887             2.4
Arch Capital Group, Ltd. ......................        860             2.4
Choice Hotels Intl., Inc. .....................        843             2.3

                                                       Equity
                                                     Market Cap         % of
Company                                             (in millions)    Net Assets
--------------------------------------------------------------------------------
                        Small Capitalization (continued)
--------------------------------------------------------------------------------
Anteon Intl., Corp. ...............................     $824             1.3%
Cambrex Corp. .....................................      784             0.7
Insight Comm. Co., Inc., Cl A .....................      747             0.6
Kronos, Inc. ......................................      729             1.3
Penn National Gaming, Inc. ........................      635             2.2
Intrawest Corp. ...................................      586             1.0
Kerzner Intl., Ltd. ...............................      573             2.3
PRG-Schultz Intl., Inc. ...........................      564             0.9
Sotheby's Hldgs., Inc., Cl A ......................      553             0.4
Vail Resorts, Inc. ................................      534             1.4
California Pizza Kitchen, Inc. ....................      472             2.4
Spanish Broadcasting System, Inc., Cl A ...........      466             1.0
Gray Television, Inc. .............................      446             1.1
United Surgical Partners Intl., Inc. ..............      422             1.5
AmSurg Corp. ......................................      420             0.9
Saga Comm., Inc., Cl A ............................      398             2.5
Symyx Technologies, Inc. ..........................      389             1.2
Viasys Healthcare, Inc. ...........................      388             0.8
Libbey, Inc. ......................................      385             1.0
Centene Corp. .....................................      362             1.6
Information Holdings, Inc. ........................      339             0.2
Alexander's, Inc. .................................      323             0.1
Smart and Final, Inc. .............................      153             0.6
DVI, Inc. .........................................      114             0.6
Rigel Pharmaceuticals, Inc. .......................       50             0.1
                                                                        ----
                                                                        83.4%

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


TABLE II (UNAUDITED)
--------------------------------------------------------------------------------
HISTORICAL INFORMATION
--------------------------------------------------------------------------------

Table II displays on a quarterly basis each class' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a class at the time of its inception.

-------------------------------------------------------------------------------
INSURANCE SHARES
--------------------------------------------------------------------------------

                                                                                   Net Asset                    Value of Shares
                                                                                     Value                     Owned, if Initial
                            Date                               Class Net Assets    Per Share    Dividends   Investment was $10,000*
-----------------------------------------------------------------------------------------------------------------------------------
10/01/98                                                         $    100,000        $10.00                         $10,000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/98                                                              806,286         13.25                          13,250
-----------------------------------------------------------------------------------------------------------------------------------
03/31/99                                                            2,257,290         14.10                          14,100
-----------------------------------------------------------------------------------------------------------------------------------
06/30/99                                                            9,763,273         15.66      $0.196              15,861
-----------------------------------------------------------------------------------------------------------------------------------
09/30/99                                                           14,113,049         14.67                          14,858
-----------------------------------------------------------------------------------------------------------------------------------
12/31/99                                                           31,238,741         17.77                          17,998
-----------------------------------------------------------------------------------------------------------------------------------
03/31/00                                                           53,190,352         19.70                          19,953
-----------------------------------------------------------------------------------------------------------------------------------
06/30/00                                                           60,504,930         17.89       0.040              18,160
-----------------------------------------------------------------------------------------------------------------------------------
09/30/00                                                           61,068,138         17.85                          18,119
-----------------------------------------------------------------------------------------------------------------------------------
12/31/00                                                           60,412,224         17.26                          17,520
-----------------------------------------------------------------------------------------------------------------------------------
03/31/01                                                           70,624,219         16.39                          16,637
-----------------------------------------------------------------------------------------------------------------------------------
06/30/01                                                          102,832,794         19.46       0.087              19,846
-----------------------------------------------------------------------------------------------------------------------------------
09/30/01                                                           85,713,511         15.83                          16,144
-----------------------------------------------------------------------------------------------------------------------------------
12/31/01                                                          112,983,295         19.30                          19,683
-----------------------------------------------------------------------------------------------------------------------------------
03/31/02                                                          141,856,015         20.26                          20,662
-----------------------------------------------------------------------------------------------------------------------------------
06/30/02                                                          153,648,600         19.08       0.000              19,458
-----------------------------------------------------------------------------------------------------------------------------------
09/30/02                                                          125,210,730         16.65                          16,980
-----------------------------------------------------------------------------------------------------------------------------------
12/31/02                                                          125,835,872         16.56                          16,888
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

RETIREMENT SHARES
--------------------------------------------------------------------------------

                                                                                   Net Asset                    Value of Shares
                                                                                     Value                     Owned, if Initial
                            Date                               Class Net Assets    Per Share    Dividends   Investment was $10,000*
-----------------------------------------------------------------------------------------------------------------------------------

11/25/98                                                          $2,400,000         $12.06                         $10,000
-----------------------------------------------------------------------------------------------------------------------------------
12/31/98                                                           2,638,488          13.26                          10,995
-----------------------------------------------------------------------------------------------------------------------------------
03/31/99                                                           2,809,738          14.11                          11,700
-----------------------------------------------------------------------------------------------------------------------------------
06/30/99                                                           3,158,955          15.67      $0.197              13,161
-----------------------------------------------------------------------------------------------------------------------------------
09/30/99                                                           2,961,439          14.69                          12,337
-----------------------------------------------------------------------------------------------------------------------------------
12/31/99                                                           3,589,954          17.81                          14,958
-----------------------------------------------------------------------------------------------------------------------------------
03/31/00                                                           3,982,115          19.76                          16,596
-----------------------------------------------------------------------------------------------------------------------------------
06/30/00                                                           3,625,539          17.95       0.040              15,109
-----------------------------------------------------------------------------------------------------------------------------------
09/30/00                                                           3,619,983          17.92                          15,084
-----------------------------------------------------------------------------------------------------------------------------------
12/31/00                                                           3,502,484          17.34                          14,596
-----------------------------------------------------------------------------------------------------------------------------------
03/31/01                                                           3,326,861          16.47                          13,863
-----------------------------------------------------------------------------------------------------------------------------------
06/30/01                                                           3,971,056          19.57       0.087              16,549
-----------------------------------------------------------------------------------------------------------------------------------
09/30/01                                                           3,232,513          15.93                          13,471
-----------------------------------------------------------------------------------------------------------------------------------
12/31/01                                                           3,943,629          19.43                          16,431
-----------------------------------------------------------------------------------------------------------------------------------
03/31/02                                                           3,133,787          20.41                          17,259
-----------------------------------------------------------------------------------------------------------------------------------
06/30/02                                                           2,952,495          19.23       0.000              16,262
-----------------------------------------------------------------------------------------------------------------------------------
09/30/02                                                           2,577,967          16.79                          14,198
-----------------------------------------------------------------------------------------------------------------------------------
12/31/02                                                           2,564,717          16.70                          14,122
-----------------------------------------------------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

AVERAGE ANNUAL RETURN

                         PERIOD ENDED DECEMBER 31, 2002

INSURANCE SHARES
-------------------------------------------------------------------------------

One year                                                                 -14.2%
-------------------------------------------------------------------------------

Two years                                                                 -1.8%
-------------------------------------------------------------------------------

Three years                                                               -2.1%
-------------------------------------------------------------------------------

Four years                                                                 6.3%
-------------------------------------------------------------------------------

Since inception October 1, 1998                                           13.1%
-------------------------------------------------------------------------------

RETIREMENT SHARES
-------------------------------------------------------------------------------

One year                                                                 -14.1%
-------------------------------------------------------------------------------

Two years                                                                 -1.6%
-------------------------------------------------------------------------------

Three years                                                               -1.9%
-------------------------------------------------------------------------------

Four years                                                                 6.5%
-------------------------------------------------------------------------------

Since inception November 25, 1998                                          8.8%
-------------------------------------------------------------------------------

The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Capital Asset Fund including charges and expenses, contact your plan administrator or participating insurance company for a copy of the Fund's prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Capital Asset Fund unless accompanied or preceded by the Fund's current prospectus.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

December 31, 2002


       Shares                                                      Value
---------------------------------------------------------------------------
COMMON STOCKS (98.68%)
---------------------------------------------------------------------------
                BUSINESS SERVICES (12.57%)
       70,000   Catalina Marketing Corp.*                       $ 1,295,000
      140,000   ChoicePoint, Inc.*                                5,528,600
       90,000   Fair, Isaac and Co., Inc.                         3,843,000
      140,000   Harte-Hanks, Inc.                                 2,613,800
       45,000   Kronos, Inc.*                                     1,664,550
      135,000   PRG-Schultz Intl., Inc.*                          1,201,500
                                                                -----------
                                                                 16,146,450
                CABLE (0.58%)
       60,000   Insight Comm. Co., Inc., Cl A*                      742,800

                CHEMICAL (1.93%)
       30,000   Cambrex Corp.                                       906,300
      125,000   Symyx Technologies, Inc.*                         1,573,750
                                                                -----------
                                                                  2,480,050
                CONSULTING (0.50%)
       40,000   Robert Half Intl., Inc.*                            644,400

                CONSUMER SERVICES (1.43%)
       50,800   Sotheby's Hldgs., Inc., Cl A                        457,200
       30,000   Weight Watchers Intl., Inc.*                      1,379,100
                                                                -----------
                                                                  1,836,300
                EDUCATION (8.20%)
       60,000   Apollo Group, Inc., Cl A*                         2,640,000
       60,000   DeVry, Inc.*                                        996,600
       50,000   Education Mgmt. Corp.*                            1,880,000
      140,000   University of Phoenix Online*                     5,017,600
                                                                -----------
                                                                 10,534,200
                ENERGY SERVICES (2.43%)
       70,000   Seacor Smit, Inc.*                                3,115,000

                FINANCIAL (8.08%)
      100,000   Arch Capital Group, Ltd.*                         3,117,000
       50,000   BlackRock, Inc., Cl A*                            1,970,000
      100,000   DVI, Inc.*                                          755,000
       24,300   Gabelli Asset Mgmt., Inc., Cl A*                    729,972
       15,000   Hilb, Rogal & Hamilton Co.                          613,500
       60,000   Jefferies Group, Inc.                             2,518,200
       20,000   Neuberger Berman, Inc.                              669,800
                                                                -----------
                                                                 10,373,472
                GOVERNMENT SERVICES (1.31%)
       70,000   Anteon Intl., Corp.*                              1,680,000

                HEALTHCARE FACILITIES (4.14%)
       55,000   AmSurg Corp.*                                     1,123,650
      120,000   Manor Care, Inc. *                                2,233,200
      125,000   United Surgical Partners Intl., Inc.*             1,952,625
                                                                -----------
                                                                  5,309,475
                HEALTHCARE SERVICES (5.99%)
       60,000   Centene Corp.*                                    2,015,400
       95,000   Charles River Laboratories Intl., Inc.*           3,655,600
       80,000   CTI Molecular Imaging, Inc.*                      1,972,800
       40,000   Rigel Pharmaceuticals, Inc.*                         43,600
                                                                -----------
                                                                  7,687,400
                HOTELS AND LODGING (7.08%)
      130,000   Choice Hotels Intl., Inc.*                        2,951,000
      225,000   Extended Stay of America, Inc.*                   3,318,750
      100,000   Four Seasons Hotels, Inc.                         2,825,000
                                                                -----------
                                                                  9,094,750
                MEDIA AND ENTERTAINMENT (8.50%)
       30,000   Entravision Comm. Corp., Cl A*                      299,400
      150,000   Gray Television, Inc.                             1,462,500
      120,000   LIN TV Corp., Cl A*                               2,922,000
       25,000   Radio One, Inc., Cl A*                              365,500
      100,000   Radio One, Inc., Cl D*                            1,443,000
      168,625   Saga Comm., Inc., Cl A*                           3,203,875
      170,000   Spanish Broadcasting System, Inc., Cl A*          1,224,000
                                                                -----------
                                                                 10,920,275

       Shares                                                     Value
---------------------------------------------------------------------------
                MEDICAL EQUIPMENT (0.75%)
       65,000   Viasys Healthcare, Inc.*                      $     967,850
                PRINTING AND PUBLISHING (4.28%)
      100,000   Arbitron, Inc.*                                   3,350,000
       60,000   Getty Images, Inc.*                               1,833,000
       20,000   Information Holdings, Inc.*                         310,400
                                                              -------------
                                                                  5,493,400
                REAL ESTATE AND REITs (0.93%)
        2,000   Alexander's, Inc.*                                  129,100
       30,000   LNR Property Corp.                                1,062,000
                                                              -------------
                                                                  1,191,100
                RECREATION AND RESORTS (9.49%)
      100,000   Intrawest Corp.                                   1,240,000
      150,000   Kerzner Intl., Ltd.*                              3,012,000
      180,000   Penn National Gaming, Inc.*                       2,854,800
      118,400   Vail Resorts, Inc.*                               1,796,128
      250,000   Wynn Resorts, Ltd.*                               3,277,500
                                                              -------------
                                                                 12,180,428
                RETAIL TRADE (10.49%)
      165,000   Chico's FAS, Inc.*                                3,120,150
      100,000   Dollar Tree Stores, Inc.*                         2,457,000
       75,000   Ethan Allen Interiors, Inc.                       2,577,750
       25,000   Linens `n Things, Inc.*                             565,000
       60,000   Petco Animal Supplies, Inc.*                      1,406,340
      120,000   Polo Ralph Lauren Corp., Cl A*                    2,611,200
      140,000   Smart and Final, Inc.*                              728,000
                                                              -------------
                                                                 13,465,440
                RESTAURANTS (6.37%)
      120,000   California Pizza Kitchen, Inc.*                   3,024,000
      110,000   Krispy Kreme Doughnuts, Inc.*                     3,714,700
        5,000   Panera Bread Co., Cl. A*                            174,050
       35,000   The Cheesecake Factory, Inc.*                     1,265,250
                                                              -------------
                                                                  8,178,000
                TRANSPORTATION (0.95%)
       45,000   JetBlue Airways Corp.*                            1,215,000
                UTILITY SERVICES (1.67%)
      130,000   Southern Union Co.*                               2,145,000
                WHOLESALE TRADE (1.01%)
       50,000   Libbey, Inc.                                      1,300,000
                                                              -------------
TOTAL INVESTMENTS (98.68%)
 (COST $113,483,248)                                            126,700,790
                                                              -------------
CASH AND OTHER ASSETS
 LESS LIABILITIES (1.32%)                                         1,699,799
                                                              -------------
NET ASSETS (100.00%)                                          $ 128,400,589
                                                              =============
NET ASSET VALUE PER SHARE
INSURANCE SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF
$125,835,872 AND 7,600,081 SHARES
OF BENEFICIAL INTEREST OUTSTANDING)                                  $16.56
                                                              =============
RETIREMENT SHARES:
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (BASED ON NET ASSETS OF
$2,564,717 AND 153,546 SHARES OF BENEFICIAL
INTEREST OUTSTANDING)                                                $16.70
                                                              =============

---------------
%   Represents percentage of net assets
*   Non-income producing securities

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
DECEMBER 31, 2002

      ASSETS:
        Investments in securities, at value (Cost $113,483,248)........   $126,700,790
        Cash...........................................................      1,711,419
        Dividends and interest receivable..............................          4,263
        Receivable for shares sold.....................................         54,833
                                                                          ------------
                                                                           128,471,305
                                                                          ------------
      LIABILITIES:
        Payable for shares redeemed....................................         42,831
        Accrued expenses and other payables............................         27,885
                                                                          ------------
                                                                                70,716
                                                                          ------------
      Net Assets ......................................................   $128,400,589
                                                                          ============
      Net Assets consist of:
        Capital paid-in................................................   $136,829,370
        Accumulated net realized loss..................................    (21,646,323)
        Net unrealized appreciation on investments.....................     13,217,542
                                                                          ------------
      NET ASSETS ......................................................   $128,400,589
                                                                          ============
      NET ASSET VALUE PER SHARE
      INSURANCE SHARES
        Net asset value, offering and redemption price per share (based on net assets of $125,835,872 and 7,600,081 shares
         outstanding) .................................................   $      16.56
                                                                          ============
      RETIREMENT SHARES
        Net asset value, offering and redemption price per share (based
         on net assets of $2,564,717 and 153,546 shares outstanding) ..   $      16.70
                                                                          ============

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 2002

      INVESTMENT INCOME:
        INCOME:
         Interest .....................................................   $     79,571
         Dividends ....................................................        427,701
                                                                          ------------
         Total income .................................................        507,272
                                                                          ------------
        EXPENSES:
         Investment advisory fees .....................................      1,372,518
         Distribution fees -- Insurance Shares ........................        332,792
         Shareholder servicing agent fees -- Insurance Shares .........         36,662
         Shareholder servicing agent fees -- Retirement Shares ........         16,781
         Reports to shareholders -- Insurance Shares ..................        117,782
         Reports to shareholders -- Retirement Shares .................          4,269
         Custodian fees ...............................................         11,149
         Registration and filing fees -- Insurance Shares .............         37,822
         Registration and filing fees -- Retirement Shares ............         10,461
         Professional fees ............................................         21,850
         Trustee fees .................................................            600
         Miscellaneous ................................................          3,212
                                                                          ------------
         Total expenses ...............................................      1,965,898
         Less: Expense reimbursement by investment adviser ............        (24,734)
                                                                          ------------
         Net expenses .................................................      1,941,164
                                                                          ------------
         Net investment loss ..........................................     (1,433,892)
                                                                          ------------
      REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
        Net realized loss on investments sold..........................    (12,653,883)
        Change in net unrealized appreciation of investments...........     (9,722,499)
                                                                          ------------
         Net loss on investments ......................................    (22,376,382)
                                                                          ------------
         Net decrease in net assets resulting from operations .........   $(23,810,274)
                                                                          ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   FOR THE              FOR THE
                                                  YEAR ENDED          YEAR ENDED
                                              DECEMBER 31, 2002    DECEMBER 31, 2001
                                              -----------------    -----------------
    INCREASE (DECREASE) IN NET ASSETS:
    OPERATIONS:
      Net investment loss .................      $ (1,433,892)       $ (1,076,353)
      Net realized loss on investments
    sold ..................................       (12,653,883)         (8,701,362)
      Change in net unrealized
    appreciation on investments ...........        (9,722,499)         19,423,365
                                                 ------------        ------------
      Increase (decrease) in net assets
    resulting from operations .............       (23,810,274)          9,645,650
                                                 ------------        ------------
    DISTRIBUTIONS TO SHAREHOLDERS FROM:
     NET REALIZED GAINS ON INVESTMENTS:
      Insurance Shares ....................                 0            (449,455)
      Retirement Shares ...................                 0             (17,575)
                                                 ------------        ------------
                                                            0            (467,030)
                                                 ------------        ------------
    CAPITAL SHARE TRANSACTIONS:
     INSURANCE SHARES:
      Proceeds from the sale of shares ....        76,448,525          74,549,428
      Net asset value of shares issued in
    reinvestment of dividends .............                 0             449,455
      Cost of shares redeemed .............       (40,164,586)        (31,182,862)
     RETIREMENT SHARES:
      Proceeds from the sale of shares ....                 0                   0
      Net asset value of shares issued in
    reinvestment of dividends .............                 0              17,575
      Cost of shares redeemed .............        (1,000,000)                  0
                                                 ------------        ------------
      Increase in net assets derived from
    capital share transactions ............        35,283,939          43,833,596
                                                 ------------        ------------
      Net increase in net assets ..........        11,473,665          53,012,216
    NET ASSETS:
      Beginning of year ...................       116,926,924          63,914,708
                                                 ------------        ------------
      End of year .........................      $128,400,589        $116,926,924
                                                 ============        ============
    SHARES OF BENEFICIAL INTEREST:
     INSURANCE SHARES:
      Shares sold .........................         4,025,308           4,099,677
      Shares issued in reinvestment
    dividends .............................                 0              24,112
      Shares redeemed .....................        (2,280,270)         (1,768,861)
                                                 ------------        ------------
      Net increase in Insurance Shares
    outstanding ...........................         1,745,038           2,354,928
                                                 ============        ============
     RETIREMENT SHARES:
      Shares sold .........................                 0                   0
      Shares issued in reinvestment
    dividends .............................                 0                 937
      Shares redeemed .....................           (49,407)                  0
                                                 ------------        ------------
      Net increase (decrease) in
    Retirement Shares outstanding .........           (49,407)                937
                                                 ============        ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


Notes to Financial Statements
--------------------------------------------------------------------------------
(1) ORGANIZATION

Baron Capital Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust currently consists of one series, Baron Capital Asset Fund (the "Fund"). There are currently two classes of shares: the Insurance Shares and the Retirement Shares. The Insurance Shares are offered in connection with variable annuity contracts and variable life insurance contracts offered by life insurance companies. The Retirement Shares are offered to certain qualified retirement plans. Each class of shares has equal rights as to earnings and assets except that each class bears different expenses for distribution, shareholder service, reports to shareholders and registration and filing fees. Each class of shares has exclusive voting rights with respect to matters that affect just that class. The Fund's objective is capital appreciation through investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

(a) SECURITY VALUATION. Portfolio securities traded on any national stock exchange or quoted on the NASDAQ National Market System are valued based on the last sale price or where market quotations are not readily available, based on fair value as determined by the Adviser, using procedures established by the Board of Trustees. Money market instruments held by the Fund with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(b) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

(c) FEDERAL INCOME TAXES. It is the policy of the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(d) DISTRIBUTIONS. Income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. For the year ended December 31, 2002, the following amounts were reclassified for federal income tax purposes:

                     UNDISTRIBUTED
                  NET INVESTMENT INCOME                   CAPITAL-PAID-IN
                 ----------------------                   ---------------
                      $1,433,892                             ($1,433,892)

(e) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(3) PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2002,  purchases and sales of securities,  other
than   short-term   securities,    aggregated   $84,027,115   and   $42,929,450,
respectively.

(4) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

(a) INVESTMENT ADVISORY FEES. BAMCO, Inc., (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Fund. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund's average daily net asset value. The Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.25% for the Retirement Shares and for the Insurance Shares, 1.5% for the first $250 million of net assets; 1.35% for the next $250 million of net assets and 1.25% for net assets over $500 million.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


(b) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker dealer and the distributor of the Insurance Shares pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Fund to pay BCI a distribution fee equal on an annual basis to 0.25% of average daily net assets of the Insurance Shares.

Brokerage transactions for the Fund may be effected by or through BCI. During the year ended December 31, 2002, BCI earned brokerage commissions of $146,103.

(c) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Fund's Adviser or of BCI. None of the Trustees so affiliated received compensation for his/ her services as a Trustee of the Trust. None of the Fund's officers received compensation from the Fund.

(5) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of net assets on a tax basis were as follows:

Cost of investments .............................................   $114,044,657
                                                                    ============
Gross tax unrealized appreciation ...............................   $ 22,944,067
Gross tax unrealized depreciation ...............................    (10,287,934)
                                                                    ------------
Net tax unrealized appreciation  ................................   $ 12,656,133
                                                                    ============
Capital loss carryforward expiring as follows:
    2009 ........................................................   $ (2,875,212)
    2010 ........................................................    (17,099,597)
                                                                    ------------
                                                                    $(19,974,809)
                                                                    ============
Post October loss deferral ......................................   $ (1,110,105)
                                                                    ============

Under current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at December 31, 2003.

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities and net operating losses.

The tax composition of dividends paid for the years ending December 31, 2002 and 2001 were as follows:

                                                                 2002     2001
                                                                 ----   --------
INSURANCE SHARES
 Ordinary income ............................................    $ -    $449,455
                                                                 ===    ========
RETIREMENT SHARES
 Ordinary income ............................................    $ -    $ 17,575
                                                                 ===    ========

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


(6) FINANCIAL HIGHLIGHTS
Selected data  for a share  of beneficial interest outstanding  throughout each year:
--------------------------------------------------------------------------------


INSURANCE SHARES:
                                                                                         YEAR ENDED DECEMBER 31,
                                                                         2002         2001          2000        1999        1998*
                                                                      ----------   ----------    ---------    ---------   --------

NET ASSET VALUE, BEGINNING OF YEAR................................    $    19.30   $    17.26    $   17.77    $   13.25   $  10.00
                                                                      ----------   ----------    ---------    ---------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................................         (0.19)       (0.18)       (0.16)       (0.06)      0.02
Net realized and unrealized gain (loss) on investments............         (2.55)        2.31        (0.31)        4.78       3.23
                                                                      ----------   ----------    ---------    ---------   --------
TOTAL FROM INVESTMENT OPERATIONS..................................         (2.74)        2.13        (0.47)        4.72       3.25
                                                                      ----------   ----------    ---------    ---------   --------
LESS DISTRIBUTIONS
Dividends from net investment income..............................          0.00         0.00         0.00        (0.01)      0.00
Distributions from net realized gains.............................          0.00        (0.09)       (0.04)       (0.19)      0.00
                                                                      ----------   ----------    ---------    ---------   --------
TOTAL DISTRIBUTIONS...............................................          0.00        (0.09)       (0.04)       (0.20)      0.00
                                                                      ----------   ----------    ---------    ---------   --------
NET ASSET VALUE, END OF YEAR......................................    $    16.56   $    19.30    $   17.26    $   17.77   $  13.25
                                                                      ==========   ==========    =========    =========   ========
TOTAL RETURN......................................................         (14.2%)       12.3%#       (2.7%)#      35.8%#     32.5%
                                                                      ----------   ----------    ---------    ---------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of year............................    $125,835.9   $112,983.3    $60,412.2    $31,238.7   $  806.3
Ratio of total expenses to average net assets.....................          1.42%        1.59%        1.66%        1.88%      7.62%
Less: Expense reimbursement by investment adviser.................          0.00%       (0.09%)      (0.16%)      (0.38%)    (6.17%)
                                                                      ----------   ----------    ---------    ---------   --------
Ratio of net expenses to average net assets.......................          1.42%        1.50%        1.50%        1.50%      1.45%
                                                                      ==========   ==========    =========    =========   ========
Ratio of net investment income (loss) to average net assets.......         (1.05%)      (1.18%)      (1.02%)      (0.78%)     0.99%
Portfolio turnover rate...........................................         33.01%       31.85%       39.38%       37.18%     37.11%


RETIREMENT SHARES:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                         2002         2001          2000        1999        1998@
                                                                      ----------   ----------    ---------    ---------   --------

NET ASSET VALUE, BEGINNING OF YEAR................................    $    19.43   $    17.34    $   17.81    $   13.26   $  12.06
                                                                      ----------   ----------    ---------    ---------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)......................................         (0.17)       (0.16)       (0.14)       (0.04)      0.02
Net realized and unrealized gain (loss) on investments............         (2.56)        2.34        (0.29)        4.79       1.18
                                                                      ----------   ----------    ---------    ---------   --------
TOTAL FROM INVESTMENT OPERATIONS..................................         (2.73)        2.18        (0.43)        4.75       1.20
LESS DISTRIBUTIONS
Dividends from net investment income..............................          0.00         0.00         0.00        (0.01)      0.00
Distributions from net realized gains.............................          0.00        (0.09)       (0.04)       (0.19)      0.00
                                                                      ----------   ----------    ---------    ---------   --------
TOTAL DISTRIBUTIONS...............................................          0.00        (0.09)       (0.04)       (0.20)      0.00
                                                                      ----------   ----------    ---------    ---------   --------
NET ASSET VALUE, END OF YEAR......................................    $    16.70   $    19.43    $   17.34    $   17.81   $  13.26
                                                                      ==========   ==========    =========    =========   ========
TOTAL RETURN#.....................................................         (14.1%)       12.6%        (2.4%)       36.0%      10.0%
                                                                      ----------   ----------    ---------    ---------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets (in thousands), end of year............................    $  2,564.7   $  3,943.6    $ 3,502.5    $ 3,590.0   $2,638.5
Ratio of total expenses to average net assets.....................          2.06%        2.16%        1.76%        1.62%      7.38%
Less: Expense reimbursement by investment adviser.................         (0.81%)      (0.91%)      (0.51%)      (0.38%)    (6.17%)
                                                                      ----------   ----------    ---------    ---------   --------
Ratio of net expenses to average net assets.......................          1.25%        1.25%        1.25%        1.24%      1.21%
                                                                      ==========   ==========    =========    =========   ========
Ratio of net investment income (loss) to average net assets.......         (0.86%)      (0.89%)      (0.77%)      (0.28%)     1.34%
Portfolio turnover rate...........................................         33.01%       31.85%       39.38%       37.18%     37.11%

--------------------------------------------------------------------------------
 * For the period October 1, 1998 (commencement of operations) to December 31, 1998.
@   For the period Novermber 25, 1998 (commencement of operations) to
    December 31, 1998.
**  Annualized.
 # The total returns would have been lower had certain expenses not been reduced during the periods shown.
 +  Not annualized.

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Baron Capital Asset Fund

In our opinion, the accompanying statements of assets and liabilities and of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Capital Asset Fund (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS, LLP
New York, New York
February 10, 2003

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Fund. The Trustees and executive officers of the Fund and their principal occupations during the last five years are set forth below.

                                               POSITION HELD                    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE       WITH THE FUND                    DURING PAST FIVE YEARS
----------------                     ---       -------------                    ----------------------
Ronald Baron *+                       59       Chairman, CEO, Chief             Chairman, CEO, and Director, Baron Capital, Inc.
767 Fifth Avenue                               Investment Officer and           (1982-Present), Baron Capital Management, Inc.
New York, NY 10153                             Trustee                          (1983-Present), Baron Capital Group, Inc. (1984-
                                                                                Present), BAMCO, Inc. (1987-Present).

Norman S. Edelcup+                    67       Trustee                          Senior Vice President and Director, Florida
244 Atlantic Isles                                                              Savings Bancorp (2001-Present); Commissioner,
Sunny Isles Beach, FL 33160                                                     Sunny Isles Beach, Florida (2001-Present); Senior
                                                                                Vice President, Item Processing of America (1999-
                                                                                2000) (a subsidiary of The Intercept Group);
                                                                                Chairman, Item Processing of America (1989-1999)
                                                                                (a financial institution service bureau);
                                                                                Director, Valhi, Inc. (1975-Present) (diversified
                                                                                company); Director, Artistic Greetings, Inc.
                                                                                (1985-1998).

Clifford Greenberg                    43       Vice President and Portfolio     Vice President, Baron Capital, Inc., Baron Capital
767 Fifth Avenue                               Manager                          Group, Inc., BAMCO, Inc., (1997-Present),
New York, NY 10153                                                              Portfolio Manager, Baron Small Cap Fund (1997-
                                                                                Present); General Partner, HPB Associates, LP
                                                                                (1984-1996) (investment partnership).

Linda S. Martinson*+                  47       Vice President, Secretary and    General Counsel and Secretary, Baron Capital, Inc.
767 Fifth Avenue                               Trustee                          (1983-Present), BAMCO, Inc. (1987-Present), Baron
New York, NY 10153                                                              Capital Group, Inc. (1984-Present), Baron Capital
                                                                                Management, Inc. (1983-Present).

Charles N. Mathewson                  74       Trustee                          Chairman, International Game Technology, Inc.
9295 Prototype Road                                                             (1986-Present) (manufacturer of microprocessor-
Reno, NV 89511                                                                  controlled gaming machines and monitoring
                                                                                systems); Chairman, American Gaming Association
                                                                                (1994-Present).

--------------------------------------------------------------------------------
       BARON               CAPITAL              ASSET               FUND
--------------------------------------------------------------------------------


                                               POSITION HELD                    PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS                     AGE       WITH THE FUND                    DURING PAST FIVE YEARS
----------------                     ---       -------------                    ----------------------
Harold W. Milner                      68       Trustee                          Retired; President and CEO, Kahler Realty
8229 Turtle Creek Circle                                                        Corporation (1985-1997) (hotel ownership and
Las Vegas, NV 89113                                                             management).

Raymond Noveck+                       59       Trustee                          Private Investor (1999-Present); President, The
31 Karen Road                                                                   Medical Information Line, Inc. (1997-1998) (health
Waban, MA 02168                                                                 care information); President, Strategic Systems,
                                                                                Inc. (1990-1997) (health care information);
                                                                                Director, Horizon/CMS Healthcare Corporation
                                                                                (1987-1997).

Susan Robbins                         48       Vice President                   Senior Analyst, Vice President and Director, Baron
767 Fifth Avenue                                                                Capital, Inc. (1982-Present), Baron Capital
New York, NY 10153                                                              Management, Inc. (1984-Present).

Morty Schaja*                         48       President, Chief Operating       President and Chief Operating Officer, Baron
767 Fifth Avenue                               Officer and Trustee              Capital, Inc. (1999-Present); Senior Vice
New York, NY 10153                                                              President and Chief Operating Officer, Baron
                                                                                Capital, Inc. (1997-1999); Managing Director, Vice
                                                                                President, Baron Capital, Inc. (1991-1999); and
                                                                                Director, Baron Capital Group, Inc., Baron Capital
                                                                                Management, Inc., and BAMCO, Inc. (1997-Present).

David A. Silverman, MD                52       Trustee                          Physician and Faculty, New York University School
239 Central Park West                                                           of Medicine (1976-Present).
New York, NY 10024

Peggy C. Wong                         41       Treasurer and Chief Financial    Treasurer and Chief Financial Officer, Baron
767 Fifth Avenue                               Officer                          Capital, Inc., Baron Capital Group, Inc., BAMCO,
New York, NY 10153                                                              Inc. and Baron Capital Management, Inc. (1987-
                                                                                Present).

---------------
* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
+   Members of the Audit Committee.

The Fund's Statement of Additional Information provides additional information about Fund directors, and is available without charge, upon request, to Shareholders who call the following toll-free number (800)-99BARON.


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B A R O N
C A P I T A L
F U N D S

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 NY, NY 10153



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